SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 2, 2001
                                                           -----------


                             PMA Capital Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Pennsylvania                   000-22761                 23-2217932
      ------------                   ---------                 ----------
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)            Identification No.)


                         1735 Market Street, Suite 2800
                            Philadelphia, Pennsylvania          19103-7590
                            --------------------------          ----------
                   (Address of principal executive offices)     (Zip Code)


               Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

       On May 2, 2001, the registrant issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c) The exhibit accompanying this report is listed in the Index to Exhibits on page E-1.

Item 9. Regulation FD Disclosure.
        ------------------------

         The Company wishes to inform investors that its First Quarter 2001 Statistical Supplement, which provides more detailed historical information about the Company and its insurance businesses, is available on its website at www.pmacapital.com. You may also request a copy from the Company by calling Albert D. Ciavardelli, Vice President - Finance at 215-665-5063, or by sending a written request to Albert D. Ciavardelli, Vice President - Finance, PMA Capital Corporation, 1735 Market Street, Suite 2800, Philadelphia, PA 19103. Alternatively, you may request a copy via e-mail at aciavardelli@pmare.com.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PMA Capital Corporation




Date: May 2, 2001                          By:  /s/Francis W. McDonnell
                                                -----------------------
                                                 Francis W. McDonnell
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer

                                Index to Exhibits
                                -----------------


    Number                         Description               Method of Filing
    ------                         -----------               ----------------
      99                     PMA Capital Corporation          Filed herewith
                               news release dated
                                   May 2, 2001








                                      E-1

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